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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported) June 15, 2003


                                ITEX Corporation
             (Exact Name of Registrant as Specified in its Charter)


                                     Nevada
                         (State or Other Jurisdiction of
                                 Incorporation)


                 0-18275                               93-0922994
         (Commission File Number)          (IRS Employer Identification Number)


                                ITEX Corporation
                                3400 Cottage Way
                              Sacramento, CA 95825
                    (Address of Principal Executive Offices)


                                 (916) 679-1111
                  (Registrant's Telephone, Including Area Code)

                                ITEX Corporation


Item 5. Other Events

     On June 15, 2003, ITEX Corporation (the "Company") issued a press release announcing it had decided to initiate the process of seeking the sale of some or all of its corporate-owned and managed offices. The Company also announced the termination of the employment of its Chief Executive Officer, Lewis "Spike" Humer and its Chief Operating Officer, Melvin Kerr. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.


Item 7. Exhibits

Exhibit No.             Description
-----------             -----------

99.1                    Press release dated June 16, 2003

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITEX Corporation
(Registrant)

By:  /s/ Steven White
   -------------------------------
Chairman of the Board of Directors

Date:      June 16, 2003